UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April ??, 2003

Stericycle, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive
Lake Forest, Illinois    60045
(Address of principal executive offices including zip code)

(847) 367-5910
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

 This Form 8-K is being furnished to report information pursuant to Item 12 -- Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12. Disclosure of Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Stericycle, Inc.'s announcement regarding its first quarter of 2003 results as presented in a press release of April ??, 2003.

Item 7.  Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated April ??, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Stericycle, Inc.

By:	/s/ Frank J.M. ten Brink

Frank J.M. ten Brink
Executive Vice President and Chief Financial Officer

Dated: April ??, 2003

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Press Release dated April ??, 2003.